WEST PLC
Corporate Finance Law

August 11, 2008

Via e-mail to kwright@bakerlaw.com

Kenneth C. Wright, Esq.
Baker & Hostetler LLP
SunTrust Center, Suite 2300
200 South Orange Avenue
Orlando, FL 32801-3432

Re: Tekoil & Gas Corporation

Dear Mr. Wright:

It is my understanding that you are in custody of the minute books of Tekoil & Gas Corporation, a Delaware corporation on (the "Company"). Please be advised that, in accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the Company's By-Laws, holders of that number of shares of the Company's outstanding stock having not less than the minimum number of votes that would be necessary to remove one or more directors of the Company have signed a written consent removing the following persons from the Company's Board of Directors:

Francis G. Clear
Michael Vosbein
Richard Creitzman

The written consent was effective as of 1:10 P.M., Orlando, Florida time on August 10, 2008, which is the time that the last counterpart signature page to the written consent was received. A copy of the executed written consent is attached.

As the Company's counsel, please advise the Company to take such actions, such as the mailing of notice and the making of necessary securities law filings, as may be necessary or desirable in connection with the removal of the foregoing directors.

Very truly yours,
WEST PLC, a Florida professional limited liability company

Bradford D. West, Managing Member

c. Mark Western *(via e-mail - mwestern@tekoil.com)*
Gerald Goodman *(via e-mail - geraldg@wgpc.net)*

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

____

John Barton
Shares: 4,000,000
Date: August 6, 2008

____

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

____

David Ciambrone
Shares: 525,000
Date: August 6, 2008

____

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

____

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

____

James Giordano
Shares: 500,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

* Total shares of voting stock represented above:	28,919,276
* Total shares of voting stock outstanding:	56,874,955
* % of outstanding shares of voting stock represented above:	50.85%

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

____
Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

____
Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

____
Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________________
Name: Richard H. Lee
Title: Managing Member
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________________
Name: ______________________________
Title: ______________________________
Shares: 1,000,000
Date: August 6, 2008

____
Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________

Name: Richard H. Lee

Title: Managing Member

Shares: 4,000,000

Date: August 6, 2008

____

Mark Western

Shares: 7,400,571

Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**

ANTHONY A BULLIS
4 HIGH TREES, NEW BARNET
HERTS EN4 9QQ
TEL: 0208 441 5293 • MOBILE: 077806 71732 • FAX: 0208 440 9050
EMAIL: tony@kenprint.demon.co.uk

Fax 4 pages for

Brad West

West PLC

731 Via Lombardy

Winter Park, FL 32789

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

A. A. Bullis

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Gerald Goodman
Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

____
Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

____
Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ____________________________
Name: __________________________
Title: ___________________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ____________________________
Name: __________________________
Title: ___________________________
Shares: 1,000,000
Date: August 6, 2008

____
Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ________________________
Name: ________________________
Title: ________________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

* Total shares of voting stock represented above:	28,919,276
* Total shares of voting stock outstanding:	56,874,955
* % of outstanding shares of voting stock represented above:	50.85%

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

TR

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Aug 07 08 08:54a Dodd/Connellan 407-909-0814 p.2

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

____
Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

____
Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________________
Name: ______________________________
Title: ______________________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________________
Name: ______________________________
Title: ______________________________
Shares: 1,000,000
Date: August 6, 2008

____
Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

* Total shares of voting stock represented above:	28,919,276
* Total shares of voting stock outstanding:	56,874,955
* % of outstanding shares of voting stock represented above:	50.85%

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

... executed this written consent as of the date

... written.

Edward BALLESTERO
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Buttis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,000
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

____
Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

____
Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

NOT AVAILABLE FOR SIGNATURE
____
Joseph Lee – Replaced with Bob Knight
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: __________________________
Name: _________________________
Title: __________________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: __________________________
Name: _________________________
Title: __________________________
Shares: 1,000,000
Date: August 6, 2008

____
Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________________
Name: ______________________________
Title: ______________________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

Bob Knight
____
Bob Knight
Shares: 372,000
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
New Total with Bob Knight	28,707,886
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**
New % with bob Knight	50.48%

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

Edward Ballestero
Shares: 405,000
Date: August 6, 2008

John Barton
Shares: 4,000,000
Date: August 6, 2008

Anthony Bullis
Shares: 584,470
Date: August 6, 2008

David Ciambrone
Shares: 525,000
Date: August 6, 2008

Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

James Giordano
Shares: 500,000
Date: August 6, 2008

Gerald Goodman (signature)

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

____

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

____

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________________
Name: ______________________________
Title: ______________________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: Dan Morrison (signature)
Name: Dan Morrison
Title: President-CEO
Shares: 1,000,000
Date: August 6, 2008

____

Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________________
Name: ____________________________
Title: _____________________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**

TEKOIL & GAS CORPORATION

Written Consent of Stockholders

August 6, 2008

In accordance with Section 228 of the Delaware General Corporation Law and Article II, Section 7 of the By-Laws of Tekoil & Gas Corporation, a Delaware corporation (the "Corporation"), the undersigned, being stockholders holding that number of shares of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the following actions at a meeting at which all shares entitled to vote thereon were present and voted, hereby authorize, adopt, ratify and approve the following resolutions as of the date set forth above:

RESOLVED: That, in conformity with Article III Section 4 of the Corporation's By-Laws, the following directors are removed from the Board of Directors of the Corporation, effective immediately:

Francis G. Clear
Michael Vosbein
Richard Creitzman

RESOLVED: That Mark Western and each of the other officers of the Corporation be, and each of them acting individually hereby is, authorized on behalf of the Corporation, to cause the Corporation to execute and deliver any and all such agreements, documents, instruments, certificates and papers and to take any and all such actions as each such officer may deem advisable or appropriate in order to carry out the above resolution, and the execution and delivery of any and all such agreements, documents, instruments, certificates or papers and the taking of any and all such actions shall be conclusive evidence that the same have been duly authorized and consented to hereby.

This written consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This delivery of signed counterparts of this written consent may be made in person, by facsimile, by e-mail, or by mail or overnight delivery.

[Remainder of this page is intentionally blank; the signature pages follow this page.]

IN WITNESS WHEREOF, the undersigned, hereby execute this written consent as of the date first above written.

____
Edward Ballestero
Shares: 405,000
Date: August 6, 2008

____
John Barton
Shares: 4,000,000
Date: August 6, 2008

____
Anthony Bullis
Shares: 584,470
Date: August 6, 2008

____
David Ciambrone
Shares: 525,000
Date: August 6, 2008

____
Thomas Connellan
Shares: 1,754,600
Date: August 6, 2008

____
Frank Genzianelli
Shares: 726,200
Date: August 6, 2008

____
James Giordano
Shares: 500,000
Date: August 6, 2008

Gerald Goodman
Shares: 3,293,170
Date: August 6, 2008

Kirti Kalidas
Shares: 2,246,875
Date: August 6, 2008

Joseph Lee
Shares: 583,390
Date: August 6, 2008

Masters Resources LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Nomad Energy Inc

By: ______________________
Name: ______________________
Title: ______________________
Shares: 1,000,000
Date: August 6, 2008

Barry Radolan
Shares: 900,000
Date: August 6, 2008

Rich Holdings LLC

By: ______________________
Name: ______________________
Title: ______________________
Shares: 4,000,000
Date: August 6, 2008

____
Mark Western
Shares: 7,400,571
Date: August 6, 2008

*** Total shares of voting stock represented above:**	**28,919,276**
*** Total shares of voting stock outstanding:**	**56,874,955**
*** % of outstanding shares of voting stock represented above:**	**50.85%**